UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a party other than the registrant  ☐

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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

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Your Vote Counts! NEW YORK COMMUNITY BANCORP, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM EDT. For shares held in a Plan, vote by May 20, 2021 11:59 PM EDT. C/O COMPUTERSHARE 480 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310 D46107-P53161 You invested in NEW YORK COMMUNITY BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2021. Get informed before you vote View the Notice of Meeting and Proxy Statement and the Annual Report to Shareholders, including the 2020 Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 26, 2021 10:00 A.M. EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/NYCB2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Thomas R. Cangemi For 1b. Hanif “Wally” Dahya For 1c. James J. O’Donovan For 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of For New York Community Bancorp, Inc. for the fiscal year ending December 31, 2021. 3. An advisory vote to approve compensation for our executive officers disclosed in the accompanying Proxy Statement. For 4. A proposal to amend the Amended and Restated Certificate of Incorporation of the Company in order to phase out For the classification of the board of directors and provide instead for the annual election of directors. 5. A shareholder proposal requesting board action to provide shareholders with the right to act by written consent. Against NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the proxy will be voted by the proxies in their best judgment. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D46108-P53161